EMERALD FUNDS

Special Meeting of Shareholders
3435 Stelzer Road
Columbus, Ohio
May 4, 1998
10:00 a.m. Eastern Time
Reconvened May 8, 1998
4:00 p.m. Eastern Time

REPORT OF INSPECTOR OF ELECTION AND BALLOTS


To the Secretary of the Special Meeting of Shareholders of Emerald Funds


		I, the undersigned Inspector of Election and Ballots, having been duly qualified, do hereby state that at the Special Meeting of Shareholders ("Meeting") of Emerald Funds
(the "Trust"), held at the Trust's offices located at 3435
Stelzer Road, Columbus, Ohio 43219, on Monday May 4, 1998, at 10:00 a.m. Eastern Time, the following resolutions were duly offered for vote by ballot, respectively, by shareholders of the Emerald Tax-Exempt Fund, shareholders of the Emerald
Equity Fund, Emerald Short-Term Fixed Income Fund, Emerald
U.S. Government Securities Fund, Emerald Florida Tax-Exempt
Fund, Emerald Small Capitalization Fund, Emerald Balanced
Fund, Emerald Managed Bond Fund, Emerald Equity Value Fund,
Emerald Prime Advantage Institutional Fund and Emerald
Treasury Advantage Institutional Fund, and shareholders of the Emerald International Equity Fund:

	RESOLVED, that (i) the interim investment advisory agreement between the Trust and Barnett Capital Advisors, Inc. with respect to the Emerald Tax-Exempt Fund and (ii) the interim investment sub-advisory agreement between Barnett Capital Advisors, Inc. and Rodney Square Management Corporation with respect to the Emerald Tax-Exempt Fund be, and each of them hereby is, ratified and approved for the period from January 9, 1998 forward;

	RESOLVED, that the interim investment advisory agreement between the Trust and Barnett Capital Advisors, Inc. with respect to the Emerald Equity Fund, Emerald Short-Term Fixed Income Fund, Emerald U.S. Government Securities Fund, Emerald Florida Tax-Exempt Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Managed Bond Fund, Emerald International Equity Fund, Emerald Equity Value Fund, Emerald Prime Advantage Institutional Fund and Emerald Treasury Advantage Institutional Fund be, and the same hereby is, ratified and approved for the period from January 9, 1998 forward;

	RESOLVED, that (i) the interim investment advisory agreement between the Trust and Barnett Capital Advisors, Inc. with respect to the Emerald Equity Fund, Emerald Short-Term Fixed
Income Fund, Emerald U.S. Government Securities Fund, Emerald
Florida Tax-Exempt Fund, Emerald Small Capitalization Fund,
Emerald Balanced Fund, Emerald Managed Bond Fund, Emerald
International Equity Fund, Emerald Equity Value Fund, Emerald
Prime Advantage Institutional Fund and Emerald Treasury
Advantage Institutional Fund and (ii) the interim investment sub-advisory agreement between Barnett Capital Advisors, Inc.
and Brandes Investment Partners, L.P. with respect to the Emerald International Equity Fund be, and each of them hereby is, ratified and approved for the period from January 9, 1998 forward;

that of the 187,379,816 shares of the Emerald Tax-Exempt
Fund outstanding as of the record date of the Meeting and 177,203,764 shares of the Emerald Tax-Exempt Fund represented at the Meeting in person or by proxy, 176,162,904 shares were voted in favor of the resolution pertaining to that Fund, 588,129 shares were voted against it and 452,731 shares abstained, and that said resolution was adopted with respect to the Emerald Tax-Exempt Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Tax-Exempt Fund outstanding and entitled to vote at the Meeting;

that of the 17,269,605 shares of the Emerald Equity Fund outstanding as of the record date of the Meeting and 16,599,907 shares of the Emerald Equity Fund represented at the Meeting in person or by proxy, 16,574,657 shares were voted in favor of the resolution pertaining to that Fund, 10,950 shares were voted against it and 14,300 shares abstained, and that said resolution was adopted with respect to the Emerald Equity Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Equity Fund outstanding and entitled to vote at the Meeting;

that of the 10,154,514 shares of the Emerald Short-Term
Fixed Income outstanding as of the record date of the Meeting and 10,060,964 shares of the Emerald Short-Term Fixed Income represented at the Meeting in person or by proxy, 10,049,597 shares were voted in favor of the resolution pertaining to that Fund, 6,987 shares were voted against it and 4,380 shares abstained, and that said resolution was adopted with respect to the Emerald Short-Term Fixed Income, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Short-Term Fixed
Income outstanding and entitled to vote at the Meeting;

that of the 6,940,550 shares of the Emerald U.S. Government Securities Fund outstanding as of the record date of the Meeting and 6,427,194 shares of the Emerald U.S. Government Securities Fund represented at the Meeting in person or by proxy, 6,412,849 shares were voted in favor of the resolution pertaining to that Fund, 4,868 shares were voted against it and 9,477 shares abstained, and that said resolution was adopted with respect to the Emerald U.S. Government Securities Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald U.S. Government Securities Fund outstanding and entitled to vote at the Meeting;

that of the 11,321,816 shares of the Emerald Florida Tax-Exempt Fund outstanding as of the record date of the Meeting and 9,311,121 shares of the Emerald Florida Tax-Exempt Fund represented at the Meeting in person or by proxy, 9,119,342 shares were voted in favor of the resolution pertaining to that Fund, 69,454 shares were voted against it and 122,325 shares abstained, and that said resolution was adopted with respect to the Emerald Florida Tax-Exempt Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Florida Tax-Exempt Fund outstanding and entitled to vote at the Meeting;

that of the 13,270,984 shares of the Emerald Small Capitalization Fund outstanding as of the record date of the Meeting and 12,984,227 shares of the Emerald Small Capitalization Fund represented at the Meeting in person or by proxy, 12,974,672 shares were voted in favor of the resolution pertaining to that Fund, 4,143 shares were voted against it and 5412, shares abstained, and that said resolution was adopted with respect to the Emerald Small Capitalization Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Small Capitalization Fund outstanding and entitled to vote at the Meeting;

that of the 6,800,169 shares of the Emerald Balanced Fund outstanding as of the record date of the Meeting and 6,722,976 shares of the Emerald Balanced Fund represented at the Meeting in person or by proxy, 6,710,095 shares were voted in favor of the resolution pertaining to that Fund, 6,361 shares were voted against it and 6,520 shares abstained, and that said resolution was adopted with respect to the Emerald Balanced Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Balanced Fund outstanding and entitled to vote at the Meeting;

that of the 9,657,576 shares of the Emerald Managed Bond
Fund outstanding as of the record date of the Meeting and 9,473,265 shares of the Emerald Managed Bond Fund represented at the Meeting in person or by proxy, 9,466,186 shares were voted in favor of the resolution pertaining to that Fund, zero shares were voted against it and 7,079 shares abstained, and that said resolution was adopted with respect to the Emerald Managed Bond Fund, having received the affirmative vote of a majority (as defined in the Investment Company
Act of 1940, as amended) of the total number of shares of the Emerald Managed Bond Fund outstanding and entitled to vote at the Meeting;

that of the 1,709,566 shares of the Emerald Equity Value
Fund outstanding as of the record date of the Meeting and 1,696,950 shares of the Emerald Equity Value Fund represented at the Meeting in person or by proxy, 1,694,461 shares were voted in favor of the resolution pertaining to that Fund, 448 shares were voted against it and 2,041 shares abstained, and that said resolution was adopted with respect to the Emerald Equity Value Fund, having received the affirmative vote of a majority (as defined in the Investment Company
Act of 1940, as amended) of the total number of shares of the Emerald Equity Value Fund outstanding and entitled to vote at the Meeting;

that of the 127,835,818 shares of the Emerald Prime Advantage Institutional Fund outstanding as of the record date of the Meeting and 115,097,565 shares of the Emerald Prime Advantage Institutional Fund represented at the Meeting in person or by proxy, 115,083,399 shares were voted in favor of the resolution pertaining to that Fund, 14,166 shares were voted against it and zero shares abstained, and that said resolution was adopted with respect to the Emerald Prime Advantage Institutional Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Prime Advantage Institutional Fund outstanding and entitled to vote at the Meeting;

that of the 146,954,709 shares of the Emerald Treasury Advantage Institutional Fund outstanding as of the record date of the Meeting and 133,344,754 shares of the Emerald Treasury Advantage Institutional Fund represented at the Meeting in person or by proxy, 133,108,284 shares were voted in favor of the resolution pertaining to that Fund, 1,656 shares were voted against it and 234,814 shares abstained, and that said resolution was adopted with respect to the Emerald Treasury Advantage Institutional Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Treasury Advantage Institutional Fund outstanding and entitled to vote at the Meeting;

that of the 4,810,393 shares of the Emerald International Equity Fund outstanding as of the record date of the Meeting and 4,677,889 shares of the Emerald International Equity Fund represented at the Meeting in person or by proxy, 4,673,406 shares were voted in favor of the resolution pertaining to that Fund, 1,387 shares were voted against it and 3,096 shares abstained, and that said resolution was adopted with respect to the Emerald International Equity Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald International Equity Fund outstanding and entitled to vote at the Meeting.

		I do further certify that the following resolutions were duly offered for vote by ballot, respectively, by the shareholders of the Emerald Prime Advantage Institutional
Fund and Emerald Treasury Advantage Institutional Fund, shareholders of the Emerald International Equity Fund,
Emerald Small Capitalization Fund and Emerald U.S. Government
Securities Fund, and shareholders of the Emerald Balanced
Fund, Emerald Equity Fund, Emerald Equity Value Fund, Emerald
Florida Tax-Exempt Fund, Emerald Managed Bond Fund, Emerald
Short-Term Fixed Income Fund and Emerald Tax-Exempt Fund:

	RESOLVED, that the Agreement and Plan of Reorganization between the Trust and Nations Institutional Reserves ("Nations") which provides for the transfer of all of the assets and liabilities of the Emerald Prime Advantage Institutional Fund and Emerald Treasury Advantage Institutional Fund to corresponding funds of Nations in exchange for Capital Class Shares of such Nations funds, and which contemplates the reorganization of the Trust, be, and the same hereby is, approved in the form attached to the Combined Proxy Statement/Prospectus for this Special Meeting of Shareholders;

	RESOLVED, that the Agreement and Plan of Reorganization between the Trust and Nations Fund, Inc. ("Nations") which provides for the transfer of all of the assets and liabilities of the Emerald International Equity Fund, Emerald Prime Fund, Emerald Small Capitalization Fund, Emerald Treasury Fund and Emerald U.S. Government Securities Fund to corresponding funds of Nations in exchange for shares of designated classes of such Nations funds, and which contemplates the reorganization of the Trust, be, and the same hereby is, approved in the form attached to the Combined Proxy Statement/Prospectus for this Special Meeting of Shareholders;

	RESOLVED, that the Agreement and Plan of Reorganization between the Trust and Nations Fund Trust ("Nations") which provides for the transfer of all of the assets and liabilities of the Emerald Balanced Fund, Emerald Equity Fund, Emerald Equity Value Fund, Emerald Florida Tax-Exempt Fund, Emerald Managed Bond Fund, Emerald Short-Term Fixed Income Fund and Emerald Tax-Exempt Fund to corresponding funds of Nations in exchange for shares of designated classes of such Nations funds, and which contemplates the reorganization of the Trust, be, and the same hereby is, approved in the form attached to the Combined Proxy Statement/Prospectus for this Special Meeting of Shareholders;

that of the 127,835,818 shares of the Emerald Prime
Advantage Institutional Fund outstanding as of the record date of the Meeting and 115,097,565 shares of the Emerald Prime Advantage Institutional Fund represented at the Meeting in person or by proxy, 115,083,399 shares were voted in favor of the resolution pertaining to that Fund, 14,166 shares were voted against it and zero shares abstained, and that said resolution was adopted with respect to the Emerald Prime Advantage Institutional Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Prime Advantage Institutional Fund outstanding and entitled to vote at the Meeting;

that of the 146,954,709 shares of the Emerald Treasury Advantage Institutional Fund outstanding as of the record date of the Meeting and 133,334,754 shares of the Emerald Treasury Advantage Institutional Fund represented at the Meeting in person or by proxy, 133,085,146 shares were voted in favor of the resolution pertaining to that Fund, 20,066 shares were voted against it and 239,542 shares abstained, and that said resolution was adopted with respect to the Emerald Treasury Advantage Institutional Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Treasury Advantage Institutional Fund outstanding and entitled to vote at the Meeting;

that of the 4,810,393 shares of the Emerald International Equity Fund outstanding as of the record date of the Meeting and 4,467,685 shares of the Emerald International Equity Fund represented at the Meeting in person or by proxy, 4,460,350 shares were voted in favor of the resolution pertaining to that Fund, 4,239 shares were voted against it and 3,096 shares abstained, and that said resolution was adopted with respect to the Emerald International Equity Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald International Equity Fund outstanding and entitled to vote at the Meeting;

that of the 13,270,984 shares of the Emerald Small
Capitalization Fund outstanding as of the record date of the Meeting and 12,157,832 shares of the Emerald Small
Capitalization Fund represented at the Meeting in person or by proxy, 12,144,444 shares were voted in favor of the resolution pertaining to that Fund, 5,760 shares were voted against it and 7,628 shares abstained, and that said resolution was adopted with respect to the Emerald Small
Capitalization Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald
Small Capitalization Fund outstanding and entitled to vote at the Meeting;

that of the 6,940,550 shares of the Emerald U.S. Government Securities Fund outstanding as of the record date of the Meeting and 5,346,213 shares of the Emerald U.S. Government Securities Fund represented at the Meeting in person or by proxy, 5,318,057 shares were voted in favor of the resolution pertaining to that Fund, 10,377 shares were voted against it and 17,779 shares abstained, and that said resolution was adopted with respect to the Emerald U.S. Government Securities Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald U.S. Government Securities Fund outstanding and entitled to vote at the Meeting;

that of the 6,800,169 shares of the Emerald Balanced Fund outstanding as of the record date of the Meeting and 5,604,603 shares of the Emerald Balanced Fund represented at the Meeting in person or by proxy, 5,590,268 shares were voted in favor of the resolution pertaining to that Fund, 7,600 shares were voted against it and 6,735 shares abstained, and that said resolution was adopted with respect to the Emerald Balanced Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Balanced Fund outstanding and entitled to vote at the Meeting;

that of the 17,269,605 shares of the Emerald Equity Fund outstanding as of the record date of the Meeting and 14,601,547 shares of the Emerald Equity Fund represented at the Meeting in person or by proxy, 14,564,903 shares were voted in favor of the resolution pertaining to that Fund, 19,191 shares were voted against it and 17,453 shares abstained, and that said resolution was adopted with respect to the Emerald Equity Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Equity Fund outstanding and entitled to vote at the Meeting;

that of the 1,709,566 shares of the Emerald Equity Value
Fund outstanding as of the record date of the Meeting and 1,396,445 shares of the Emerald Equity Value Fund represented at the Meeting in person or by proxy, 1,390,846 shares were voted in favor of the resolution pertaining to that Fund, 1,170 shares were voted against it and 4,429 shares abstained, and that said resolution was adopted with respect to the Emerald Equity Value Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Equity Value Fund outstanding and entitled to vote at the Meeting;

that of the 9,657,576 shares of the Emerald Managed Bond
Fund outstanding as of the record date of the Meeting and 8,891,453 shares of the Emerald Managed Bond Fund represented at the Meeting in person or by proxy, 8,884,374 shares were voted in favor of the resolution pertaining to that Fund, zero shares were voted against it and 7,079 shares abstained, and that said resolution was adopted with respect to the Emerald Managed Bond Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Managed Bond Fund outstanding and entitled to vote at the Meeting;

that of the 10,154,514 shares of the Emerald Short-Term
Fixed Income Fund outstanding as of the record date of the Meeting and 9,697,823 shares of the Emerald Short-Term Fixed Income Fund represented at the Meeting in person or by proxy, 9,683,552 shares were voted in favor of the resolution pertaining to that Fund, 7,546 shares were voted against it and 6,725 shares abstained, and that said resolution was adopted with respect to the Emerald Short-Term Fixed Income Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Short-Term Fixed Income Fund outstanding and entitled to vote at the Meeting;

that of the 187,379,816 shares of the Emerald Tax-Exempt Fund outstanding as of the record date of the Meeting and 122,290,668 shares of the Emerald Tax-Exempt Fund represented at the Meeting in person or by proxy, 120,071,348 shares were voted in favor of the resolution pertaining to that Fund, 1,768,806 shares were voted against it and 450,514 shares abstained, and that said resolution was adopted with respect to the Emerald Tax-Exempt Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Tax-Exempt Fund outstanding and entitled to vote at the Meeting;

		I do further certify that the following resolution was duly offered for vote by ballot by shareholders of the Emerald Prime Fund and Emerald Treasury Fund, on May 8, 1998:

	RESOLVED, that the interim investment advisory agreement between the Trust and Barnett Capital Advisors, Inc. with respect to the Emerald Prime Fund and Emerald Treasury Fund be, and the same hereby is, ratified and approved for the period from January 9, 1998 forward;

that of the 2,322,163,435 shares of the Emerald Prime Fund outstanding as of the record date of the Meeting and 1,614,866,288 shares of the Emerald Prime Fund represented at the Meeting in person or by proxy, 1,594,406,902 shares were voted in favor of the resolution pertaining to that Fund, 7,190,570 shares were voted against it and 13,268,816 shares abstained, and that said resolution was adopted with respect to the Emerald Prime Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Prime Fund outstanding and entitled to vote at the Meeting;

that of the 920,160,684 shares of the Emerald Treasury Fund outstanding as of the record date of the Meeting and 537,221,792 shares of the Emerald Treasury Fund represented at the Meeting in person or by proxy, 492,289,321 shares were voted in favor of the resolution pertaining to that Fund, 869,138 shares were voted against it and 44,063,333 shares abstained, and that said resolution was adopted with respect to the Emerald Treasury Fund, having received the affirmative vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the total number of shares of the Emerald Treasury Fund outstanding and entitled to vote at the Meeting;

		I do further certify that the following resolutions were duly offered for vote by ballot, respectively, by the shareholders of the Emerald Prime Fund and Emerald Treasury
Fund and shareholders of the Emerald Florida Tax-Exempt Fund on May 8, 1998:

	RESOLVED, that the Agreement and Plan of Reorganization between the Trust and Nations Fund, Inc. ("Nations") which provides for the transfer of all of the assets and liabilities of the Emerald International Equity Fund, Emerald Prime Fund, Emerald Small Capitalization Fund, Emerald
Treasury Fund and Emerald U.S. Government Securities Fund to corresponding funds of Nations in exchange for shares of designated classes of such Nations funds, and which contemplates the reorganization of the Trust, be, and the same hereby is, approved in the form attached to the combined Proxy Statement/Prospectus for this Special Meeting of Shareholders;

	RESOLVED, that the Agreement and Plan of Reorganization between the Trust and Nations Fund Trust ("Nations") which provides for the transfer of all the assets and liabilities of the Emerald Balanced Fund, Emerald Equity Fund, Emerald Equity Value Fund, Emerald Florida Tax-Exempt Fund, Emerald Managed Bond Fund, Emerald Short-Term Fixed Income Fund and Emerald Tax-Exempt Fund to corresponding fund of Nations in exchange for shares of designated classes of such Nations funds, and which contemplates the reorganization of the Trust, be, and the same hereby is, approved in the form attached to the Combined Proxy Statement/Prospectus for this Special Meeting of Shareholders;

that of the 2,322,163,435 shares of the Emerald Prime Fund outstanding as of the record date of the Meeting and 1,212,334,581 shares of the Emerald Prime Fund represented at the Meeting in person or by proxy, 1,190,935,882 shares were voted in favor of the resolution pertaining to that Fund, 9,240,065 shares were voted against it and 12,158,634 shares abstained, and that said resolution was adopted with respect to the Emerald Prime Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Prime Fund outstanding and entitled to vote at the Meeting;

that of the 928,160,684 shares of the Emerald Treasury Fund outstanding as of the record date of the Meeting and 501,038,976 shares of the Emerald Treasury Fund represented at the Meeting in person or by proxy, 468,337,265 shares were voted in favor of the resolution pertaining to that Fund, 315,852 shares were voted against it and 32,385,859 shares abstained, and that said resolution was adopted with respect to the Emerald Treasury Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Treasury Fund outstanding and entitled to vote at the Meeting;

that of the 11,321,816 shares of the Emerald Florida
Tax-Exempt Fund outstanding as of the record date of the Meeting and 6,307,502 shares of the Emerald Florida
Tax-Exempt Fund represented at the Meeting in person or by proxy, 6,066,367 shares were voted in favor of the resolution pertaining to that Fund, 132,062 shares were voted against it and 109,073 shares abstained, and that said resolution was adopted with respect to the Emerald Florida Tax-Exempt Fund, having received the affirmative vote of a majority of the total number of shares of the Emerald Florida Tax-Exempt Fund outstanding and entitled to vote at the Meeting;

that of the 3,786,429,635 shares of the Trust outstanding as of the record date of the Meeting and 2,152,577,647 shares of the Trust represented at the Meeting in person or by proxy, 2,095,616,201 shares were voted in favor of the reorganization of the Trust, 11,546,900 shares were voted against said reorganization and 45,414,546 shares abstained, and that said reorganization was approved with respect to the Trust, having received the affirmative vote of a majority of the total number of shares of the Trust outstanding and entitled
to vote at the Meeting;		IN TESTIMONY WHEREOF, I have
hereunto set my hand this 8th day of May, 1998.



						Inspector of Election and Ballots



Subscribed and Sworn to
before me this ___ day
of May, 1998.


___________________________
	Notary Public